UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 28, 2024

Agriculture & Natural Solutions Acquisition Corporation

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41861	98-1591619
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

712 Fifth Avenue, 36th Floor New York, NY		10019
(Address of principal executive offices)		(Zip Code)

(212) 993-0076

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class registered	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-half of one warrant	ANSCU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	ANSC	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	ANSCW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On August 28, 2024, Agriculture & Natural Solutions Acquisition Corporation, a Cayman Islands exempted company (the “Company”), entered into that certain Business Combination Agreement, as defined and described below, and certain other agreements related thereto, each as described below.

Business Combination Agreement

On August 28, 2024, the Company, Agriculture & Natural Solutions Company Limited ACN 680 144 085, an Australian unlisted public company limited by shares and affiliated with Sponsor (as defined below) (“NewCo”), Merino Merger Sub 1 Inc., a Cayman Islands exempted company and wholly owned subsidiary of NewCo (“Merger Sub 1”), Merino Merger Sub 2 Inc., a Cayman Islands exempted company and wholly owned subsidiary of NewCo (“Merger Sub 2”), Raymond T. Dalio, in his capacity as Trustee of the Raymond T. Dalio Revocable Trust (“Dalio”), Bell Group Holdings Pty Limited ACN 004 845 710, an Australian private company (“Bell Group” and together with Dalio, the “Sellers”), Australian Food & Agriculture Company Limited ACN 005 858 293, an Australian unlisted public company limited by shares (“AFA”), and, solely with respect to Section 2.07 of the Business Combination Agreement, Agriculture & Natural Solutions Acquisition Sponsor LLC, a Cayman Islands limited liability company (“Sponsor”), entered into a Business Combination Agreement (the “Business Combination Agreement,” and the transactions contemplated thereby, the “Business Combination”), pursuant to which, among other things and subject to the terms and conditions contained therein, (a) NewCo Ordinary Shares (as defined below) will be issued to those Sellers who have elected to participate in the Contributions (as defined below), (b) Merger Sub 1 will merge with and into the Company (the “First Merger”), with the Company surviving the First Merger as a wholly owned subsidiary of NewCo (the “First Surviving Corporation”) and each holder of warrants (“Company Warrants”) to purchase the Company’s Class A ordinary shares, par value US$0.0001 per share (“Class A Ordinary Shares”), and Company Ordinary Shares (as defined below) will receive in exchange for such Company Warrants and Company Ordinary Shares an equal number of warrants (“NewCo Warrants”) to purchase fully paid ordinary shares in the capital of NewCo (“NewCo Ordinary Shares”) and NewCo Ordinary Shares, respectively, (c) immediately following the First Merger and as part of the same overall transaction as the First Merger, unless Sponsor determines not to undertake the Second Merger (as defined below) in accordance with Section 2.07 of the Business Combination Agreement, the First Surviving Corporation will merge with and into Merger Sub 2 (the “Second Merger” and, together with the First Merger, the “Mergers”), with Merger Sub 2 surviving the Second Merger as a wholly owned subsidiary of NewCo (the “Second Surviving Corporation”), (d) immediately following the Second Merger (or the First Merger if Sponsor determines not to undertake the Second Merger in accordance with Section 2.07 of the Business Combination Agreement), if so elected by the Sellers by 5:00 p.m. Eastern Time on the date that is two (2) business days following the clearance by the Securities and Exchange Commission (the “SEC”) of the Registration Statement (as defined below), the Sellers will transfer some or all of their shares of AFA to NewCo in exchange for a number of NewCo Ordinary Shares they received prior to the First Merger (valued at US$10.72 per share) equal to their pro rata share of the portion of the Company Equity Value (defined as A$780,000,000 minus AFA’s net debt calculated in accordance with the Business Combination Agreement) attributable to the total number of shares of AFA elected to be so transferred (the “Contributions”), and (e) immediately following the Contributions, AFA will buy back any shares of AFA not owned by NewCo following the Contributions (“Outstanding Company Shares”) for an amount of cash equal to the Sellers’ pro rata share of the portion of the Company Equity Value attributable to the total number of Outstanding Company Shares, in accordance with the Buy Back Agreement (as defined below) (the “Company Redemption”).

Coöperatieve Rabobank U.A., Australia Branch (the “Lender”), a related entity of the current lender under AFA’s existing credit facilities, has delivered to NewCo an executed commitment letter (the “Debt Commitment Letter”) pursuant to which the Lender has committed to lend A$200,000,000 to NewCo at the closing of the Business Combination (the “Closing” and, the date on which the Closing occurs, the “Closing Date”) to refinance AFA’s existing credit facilities and fund a portion of the Company Redemption.

AFA is a large-scale, diversified agricultural business established by the late Colin Bell in 1993 with the acquisition of the historic ‘Burrabogie’ station. AFA now operates one of the largest agricultural portfolios in New South Wales, Australia consisting of three major freehold title land aggregations within the Deniliquin, Hay and Coonamble districts, which total approximately 550,000 acres, and a water portfolio of approximately 45,000 acre-feet. AFA’s portfolio includes some of Australia’s most iconic properties, including ‘Boonoke’, ‘Burrabogie’,

‘Wanganella’ and ‘Wingadee’. AFA has total livestock carrying capacity of approximately 247,000 dry sheep equivalent across its sheep wool and meat and cattle operations (excluding the Conargo feedlot). AFA also operates the historic Wanganella and Poll Boonoke merino sheep studs, amongst the most highly regarded studs in Australia AFA’s cropping operations are characterized by flexibility amongst crop types, geographies and seasons. Key crops include irrigated cotton, irrigated rice, wheat, barley, canola, corn, chickpeas and faba beans. More recently, the company has developed the state-of-the-art Conargo feedlot with a licensed capacity of 12,000 standard cattle units.

Representations, Warranties and Covenants; Indemnification

The Business Combination Agreement contains customary representations and warranties by the parties thereto, as more particularly set forth in the Business Combination Agreement. The Business Combination Agreement also contains customary pre-Closing covenants of the parties, including the obligation of the Company and AFA and its subsidiaries to conduct their respective businesses in the ordinary course and to refrain from taking certain specified actions, subject to certain exceptions, without the prior written consent of certain counterparties to the Business Combination Agreement and the obligation of the Sellers to vote in favor of any proposals related to the Business Combination that are put forth to the AFA shareholders for approval.

Subject to certain limitations set forth in the Business Combination Agreement, the Sellers have agreed to indemnify AFA and its affiliates, officers, directors, employees, agents, successors and assigns in proportion to the Sellers’ applicable percentage as specified in the Business Combination Agreement, against losses incurred in relation to certain employment matters, subject to a deductible of A$200,000 and an indemnity cap of A$5,000,000.

Additionally, for a period of no less than six (6) years from the Closing, NewCo has agreed to indemnify (i) each present and former director, officer, member, manager, employee and fiduciary of AFA, the Company and NewCo against losses arising out of or pertaining to matters existing or occurring at or prior to the Closing to the fullest extent permitted under applicable law and (ii) Sponsor and the initial owner of NewCo, their respective affiliates and their respective present and former directors and officers against any losses arising out of or pertaining to the Business Combination, actions and investments contemplated by the Business Combination Agreement or any ancillary agreement to the fullest extent permitted by applicable law. NewCo will also (i) enter into customary indemnification agreements reasonably satisfactory to each of the Company, AFA and NewCo with the post-Closing directors, officers, members and managers, as applicable, of NewCo, and (ii) assume all rights and obligations of the Company under all indemnification agreements then in effect between the Company and any person who is or was a director or officer of the Company prior to the Closing and that have either been (a) made available to AFA prior to the date of the Business Combination Agreement or (b) are entered into after the date of the Business Combination Agreement in accordance with Section 8.02 of the Business Combination Agreement, which indemnification agreements shall continue to be effective following the Closing.

Registration Statement / Proxy Statement

As promptly as reasonably practicable after the date of the Business Combination Agreement, the Company, AFA and NewCo will prepare and file with the SEC a registration statement on Form F-4 relating to the Business Combination (the “Registration Statement”), which will contain a proxy statement with respect the Company’s extraordinary general meeting of its shareholders (the “Company Shareholders Meeting”) to be held to consider, among other things, (A) approval of the proposed Business Combination (including the approval and adoption of the Business Combination Agreement) and (B) the adoption and approval of any other proposals the parties deem necessary or appropriate in connection with the Business Combination.

Conditions to the Parties’ Obligations to Consummate the Business Combination

Under the Business Combination Agreement, the obligations of the parties to consummate the Business Combination are subject to a number of conditions, including the following: (i) the requisite approval by the Company’s and AFA’s shareholders; (ii) the absence of specified adverse laws or orders; (iii) the Company or NewCo shall have received a written notice of approval from the Foreign Investment Review Board in Australia, or the Treasurer of the Commonwealth of Australia shall have become precluded from making an order relating to the Business Combination, or, if an interim order is made relating to the Business Combination, the subsequent period for making a final order prohibiting the Business Combination shall have elapsed; (iv) the NewCo Ordinary Shares have been accepted for listing on the New York Stock Exchange (“NYSE”) or another national securities exchange mutually agreed to by the parties to the Business Combination Agreement; (v) the NewCo Ordinary Shares do not constitute “penny stock” as such term is defined in Rule 3a51-1 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”); (vi) the Registration Statement has been declared effective by the SEC under the Securities Act of 1933, as amended (the “Securities Act”), no stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for purposes of suspending the effectiveness of the Registration Statement have been initiated or threatened in writing by the SEC; (vii) Bell Group shall have delivered to the Company and NewCo written evidence that a certain third-party bank either consents to the Business Combination or that its consent is not required; (viii) in the event that (a) the debt financing described in the Debt Commitment Letter (the “Debt Financing”) does not close concurrently with the Closing and (b) certain credit facilities of AFA are not paid off at the Closing, AFA shall have delivered to the Company and NewCo a written consent from the lender under such credit facilities consenting to the Business Combination; (ix) the representations and warranties of (a) AFA and the Sellers and (b) the Company, NewCo, Merger Sub 1 and Merger Sub 2 are true and correct, subject to the materiality standards contained in the Business Combination Agreement; (x) material compliance by (a) the Company, NewCo, Merger Sub 1 and Merger Sub 2, as a condition to the obligations of AFA and the Sellers, and (b) AFA and the Sellers, as a condition to the obligations of the Company, NewCo, Merger Sub 1 and Merger Sub 2, with their respective covenants under the Business Combination Agreement; (xi) delivery by the other parties of documents and other items required to be delivered by such parties at the Closing, including the Buy Back Agreement, the NewCo Relationship Deed (as defined below) and the Lock-Up Agreements (as defined below); and (xii) no (a) Company Material Adverse Effect (as defined in the Business Combination Agreement) has occurred, as a condition to the obligations of the Company, NewCo, Merger Sub 1 and Merger Sub 2 or (b) SPAC Material Adverse Effect (as defined in the Business Combination Agreement) has occurred, as a condition to the obligations of AFA and the Sellers. Additionally, the obligations of AFA and the Sellers to consummate the Business Combination are subject to the condition that AFA must have received, on the Closing Date, sufficient funds from NewCo and the Company from the Private Placements (as defined below) and the Company’s trust account (after payment of the cash proceeds required to satisfy any exercise by the Company’s shareholders of redemption rights and any expenses provided for in Section 11.04 of the Business Combination Agreement), plus cash on the consolidated balance sheet of AFA and AFA’s subsidiaries, if any (inclusive of draws made pursuant to the Debt Financing, if available), in each case, after taking into account the cash required to operate the business of NewCo and AFA and its subsidiaries after the Closing and after taking into account the number of shares of AFA elected to be transferred to NewCo in the Contributions, to pay all cash owed to the Sellers in the Company Redemption, in full without any set off or deduction for fees or foreign exchange currency adjustments; provided that, if this condition is not satisfied at the Closing, each Seller that is entitled to receive cash pursuant to the Company Redemption, in its sole discretion, shall be permitted but shall not be required to elect to receive an amount of NewCo Ordinary Shares in lieu of such amount of cash owed to it that AFA is unable to pay (valued at US$10.72 per share), and if all Sellers that are entitled to receive cash in the Company Redemption so elect or waive (as applicable) with respect to the entirety of their shareholding not subject to the Contributions, this condition will be deemed satisfied (the “Cash Consideration Condition”).

The Business Combination Agreement provides that a Seller may elect to delay the Closing by up to fifteen (15) business days, in the Seller’s sole discretion.

Termination Rights

The Business Combination Agreement may be terminated at any time prior to the Closing (i) by mutual written consent of the Company, AFA and the Sellers; (ii) by either the Company, AFA or the Sellers upon the occurrence of any of the following: (a) if the Closing has not occurred prior to January 31, 2025 (the “Outside Date”), unless extended pursuant to the Business Combination Agreement, provided however, that if a Seller elects to delay the Closing by fifteen (15) business days pursuant to the terms of the Business Combination Agreement, the Outside Date will be automatically extended by fifteen (15) business days, provided further that the Business Combination Agreement may not be terminated by or on behalf of any party that is either directly or indirectly through its affiliates in breach or violation of any representation, warranty, covenant, agreement or obligation contained in the Business Combination Agreement and such breach is the principal cause of the failure of a condition to the parties’ obligation to close; (b) if any governmental authority has enacted, issued, promulgated, enforced or entered any injunction, order, decree or ruling which has become final and nonappealable and has the effect of making consummation of the Business Combination illegal or otherwise preventing or prohibiting the consummation of the Business Combination; and (c) if the requisite approvals of the Company’s shareholders are not obtained at the Company Shareholders Meeting; (iii) by any Seller if, on the Closing Date, the Cash Consideration Condition is not satisfied; (iv) by the Company in the event any representation, warranty, covenant or agreement by AFA or any Seller has been breached or has become untrue such that certain of the conditions to Closing would not be satisfied, provided, however, that the Company has not waived such breach and that the Company, NewCo, Merger Sub 1 or Merger Sub 2 are not then in material breach of their representations, warranties, covenants or agreements under the Business Combination Agreement; provided, further, that if such breach is curable by AFA or any Seller, the Company may not terminate the Business Combination Agreement for so long as AFA and/or such Seller continues to exercise its reasonable efforts to cure such breach, unless such breach is not cured by the earlier of 30 days after notice of such breach is provided by the Company to AFA and the Outside Date; (v) by AFA or any Seller in the event any representation, warranty, covenant or agreement by the Company, NewCo, Merger Sub 1 or Merger Sub 2 has been breached or has become untrue such that certain of the conditions to Closing would not be satisfied, provided, however, that AFA and the Sellers have not waived such breach and that AFA and the Sellers are not then in material breach of their representations, warranties, covenants or agreements under the Business Combination Agreement; provided, further, that if such breach is curable by the Company, NewCo, Merger Sub 1 or Merger Sub 2, AFA and the Sellers may not terminate the Business Combination Agreement for so long as the Company, NewCo, Merger Sub 1 and Merger Sub 2 continue to exercise their reasonable efforts to cure such breach, unless such breach is not cured by the earlier of 30 days after notice of such breach is provided by AFA to the Company and the Outside Date; or (vi) by AFA or any Seller, at any time prior to the Company receiving the requisite approval of its shareholders, if the Company or the Company’s board of directors (the “Board”) effects a Change in Recommendation (as defined in the Business Combination Agreement).

Effect of Termination

If the Business Combination Agreement is terminated, the agreement will become void, and there will be no liability under the Business Combination Agreement on the part of any party thereto, except as set forth in the Business Combination Agreement, which includes, but is not limited to, the Company’s obligation to pay or cause to be paid certain of AFA’s transaction expenses, as specifically set forth in the Business Combination Agreement. The Business Combination Agreement provides that no such termination shall affect any liability on the part of any party for fraud or a willful and material breach of the Business Combination Agreement.

A copy of the Business Combination Agreement is filed with this Current Report on Form 8-K as Exhibit 2.1 and is incorporated herein by reference. The foregoing description of the Business Combination Agreement and the Business Combination does not purport to be complete and is qualified in its entirety by reference to the full text of the Business Combination Agreement filed with this Current Report on Form 8-K. The Business Combination Agreement is included to provide security holders with information regarding its terms. It is not intended to provide any other factual information about AFA, the Sellers, NewCo or the Company. In particular, the assertions embodied in representations and warranties by AFA, the Sellers, NewCo and the Company contained in the Business Combination Agreement are subject to important qualifications and limitations agreed to by the parties in connection with negotiating such agreement, including being qualified by confidential information in the disclosure schedules provided by the parties in connection with the execution of the Business Combination Agreement, and are subject to standards of materiality applicable to the contracting parties that may differ from those applicable to security holders. The confidential disclosures contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Business Combination Agreement. Moreover, certain representations and warranties in the Business Combination Agreement were used for the purpose of allocating risk between the parties, rather than establishing matters as facts. Accordingly, security holders should not rely on the representations and warranties in the Business Combination Agreement as characterizations of the actual state of facts about AFA, the Sellers, NewCo or the Company. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Business Combination Agreement and before the Closing, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Buy Back Agreement

Following approval by AFA’s shareholders and necessary lodgments being made with the Australian Securities and Investments Commission, AFA and each of the Sellers participating in the Company Redemption will enter into a Buy Back Agreement (the “Buy Back Agreement,” and the transactions contemplated thereby, the “Buy Back”), pursuant to which AFA will effect the Company Redemption after the Contributions and buy back and cancel the Outstanding Company Shares for cash in accordance with the terms of the Buy Back Agreement. The completion of the Buy Back (the “Completion”) will take place immediately following the Contributions. The Buy Back Agreement contains customary representations and warranties by the parties thereto and termination rights that align with those in the Business Combination Agreement, as more particularly set forth in the Buy Back Agreement.

The foregoing description of the Buy Back Agreement is qualified in its entirety by reference to the full text of the form of Buy Back Agreement, a copy of which is included as Exhibit C to the Business Combination Agreement, filed as Exhibit 2.1 to this Current Report on Form 8-K, and incorporated herein by reference.

Amended and Restated Registration Rights Agreement

Concurrently with the Closing, the Company will amend and restate its registration rights agreement, dated November 8, 2023 (as amended and restated, the “Registration Rights Agreement”), pursuant to which NewCo will agree that, within 15 calendar days after the Closing, NewCo will file with the SEC (at NewCo’s sole cost and expense) a registration statement registering the resale of certain securities held by or issuable to certain existing securityholders of the Company and AFA (the “Resale Registration Statement”), and NewCo will use its commercially reasonable efforts to have the Resale Registration Statement declared effective as promptly as is reasonably practicable after the filing thereof. In certain circumstances, the holders can demand NewCo’s assistance with underwritten offerings and block trades. The holders will be entitled to customary piggyback registration rights.

The foregoing description of the Registration Rights Agreement is qualified in its entirety by reference to the full text of the form of Registration Rights Agreement, a copy of which is included as Exhibit B to the Business Combination Agreement, filed as Exhibit 2.1 to this Current Report on Form 8-K, and incorporated herein by reference.

Lock-Up Agreements

Concurrently with the Closing, each Seller that elects to participate in the Contributions will enter into a Lock-Up Agreement (the “Lock-Up Agreement”) with NewCo pursuant to which it will agree, subject to certain customary exceptions, not to (i) effect any sale of, offer to sell, contract or agree to sell, hypothecate, pledge, create a security interest in, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, or establish or increase a put equivalent position or liquidation with respect to or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act, and the rules and regulations of the SEC promulgated thereunder with respect to, any NewCo securities, including NewCo Ordinary Shares, (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any NewCo securities, whether any such transaction is to be settled by delivery of such securities, in cash or otherwise or (iii) make any public announcement of any intention to effect any transaction specified in clause (i) or (ii) until the earlier of (a) six months after the Closing and (b) the latest date possible to enable the NewCo securities to be transferred or cancelled on a liquidation, merger, share exchange or other similar transaction of NewCo that results in all of NewCo’s shareholders having the right to exchange their NewCo Ordinary Shares for cash, securities or other property, unless such a transaction is undertaken by way of an Australian takeover bid under the Corporations Act 2001 (Cth), in which case the restrictions in clause (i) and (ii) will not apply provided certain conditions are met.

The foregoing description of the Lock-Up Agreement is qualified in its entirety by reference to the full text of the form of Lock-Up Agreement, a copy of which is included as Exhibit A to the Business Combination Agreement, filed as Exhibit 2.1 to this Current Report on Form 8-K, and incorporated herein by reference.

NewCo Relationship Deed

Concurrently with the Closing, NewCo and each Seller that elects to participate in the Contributions will enter into a Relationship Deed (the “NewCo Relationship Deed”) pursuant to which such Seller will have the right to nominate certain individuals to the board of directors of NewCo.

The foregoing description of the NewCo Relationship Deed is qualified in its entirety by reference to the full text of the form of NewCo Relationship Deed, a copy of which is included as Exhibit H to the Business Combination Agreement, filed as Exhibit 2.1 to this Current Report on Form 8-K, and incorporated herein by reference.

Sponsor Support Agreement

Concurrently with the execution of the Business Combination Agreement, Sponsor and Agriculture & Natural Solutions Acquisition Warrant Holdings, LLC (“Warrant Holdings Sponsor”) entered into a letter agreement with the Company, NewCo, AFA and the Sellers (the “Sponsor Support Agreement”), pursuant to which, among other things, Sponsor agreed to (i) subject to, and conditioned upon the occurrence of the Closing, waive the anti-dilution rights set forth in the Company’s organizational documents with respect to the Company’s Class B ordinary shares, par value US$0.0001 per share (the “Founder Shares” and, together with the Class A Ordinary Shares, the “Company Ordinary Shares”) held by it, (ii) vote all the Company Ordinary Shares held by it in favor of the Business Combination and each other proposal related to the Business Combination (the “Proposals”) included on the agenda for the Company Shareholders Meeting, except that, to the extent restricted by the rules, regulations and guidance of the SEC, Sponsor will not vote any Class A Ordinary Shares purchased by Sponsor after the Company publicly announced its intention to engage in the Business Combination for or against any of the Proposals, and (iii) not redeem any Company Ordinary Shares in connection with such shareholder approval. Further, (i) Sponsor agreed not to transfer the Founder Shares (or NewCo Ordinary Shares issuable upon conversion thereof in the Business Combination) until the earlier of (a) one year after the Closing or (b) subsequent to the Closing, (x) the first date on which the last sale price of the NewCo Ordinary Shares equals or exceeds US$12.00 per share (as adjusted for share splits, share dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after the Closing or (y) the date on which NewCo completes a liquidation, merger, share exchange or other similar transaction that results in all of NewCo’s shareholders having the right to exchange their NewCo Ordinary Shares for cash, securities or other property and (ii) Warrant Holdings Sponsor agreed not to transfer any of the warrants issued by the Company to Warrant Holdings Sponsor in a private placement that took place simultaneously with the Company’s initial public offering (the “Private Placement Warrants”) or NewCo Warrants (or NewCo Ordinary Shares issued or issuable upon the exercise of the NewCo Warrants) until 30 days after the Closing.

The foregoing description of the Sponsor Support Agreement is qualified in its entirety by reference to the full text of the Sponsor Support Agreement, a copy of which is included as Exhibit 10.1 to this Current Report on Form 8-K, and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On August 28, 2024, the Company issued an unsecured promissory note (the “Note”) in the principal amount of US$1,500,000 to Warrant Holdings Sponsor. The Note does not bear interest and is repayable in full upon consummation of the Company’s initial business combination (an “Initial Business Combination”). If the Company does not complete an Initial Business Combination, the Note will not be repaid and all amounts owed under the Note will be forgiven except to the extent that the Company has funds available to it outside of its trust account. Immediately prior to the consummation of an Initial Business Combination, Warrant Holdings Sponsor may elect to convert all or any portion of the unpaid principal balance of the Note into that number of warrants to purchase one Class A Ordinary Share (the “Working Capital Warrants”) equal to the principal amount of the Note so converted divided by US$1.00. The Working Capital Warrants will be identical to the Private Placement Warrants. The Note is subject to customary events of default, the occurrence of which automatically trigger the unpaid principal balance of the Note and all other sums payable with regard to the Note becoming immediately due and payable.

The foregoing description of the Note is qualified in its entirety by reference to the full text of the Note, a copy of which is included as Exhibit 10.2 to this Current Report on Form 8-K, and incorporated herein by reference.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

The Class A Ordinary Shares and the Company Warrants sold as part of the units in the Company’s initial public offering (the “Public Warrants”) are currently listed for trading on The Nasdaq Stock Market LLC (“Nasdaq”) under the symbols “ANSC” and “ANSCW,” respectively. In addition, certain Class A Ordinary Shares and Public Warrants currently trade as units consisting of one Class A Ordinary Share and one-half of one Public Warrant, and are also listed for trading on Nasdaq under the symbol “ANSCU.” As a result of the Business Combination, (i) each Class A Ordinary Share will be exchanged for a NewCo Ordinary Share and (ii) the Company Warrants will be exchanged for substantially similar warrants of NewCo (which will be exercisable for NewCo Ordinary Shares). In connection with the Closing, (i) the Company’s units will automatically separate into the component securities and will no longer trade as a separate security, (ii) following the exchange of Class A Ordinary Shares for NewCo Ordinary Shares and the exchange of the Company Warrants for NewCo Warrants described above, all of the Class A Ordinary Shares, units and Public Warrants will be delisted from Nasdaq and will cease to be publicly traded and (iii) NewCo intends to list the NewCo Ordinary Shares and NewCo Warrants for trading on the NYSE under the symbols “AFAE” and “AFAEW” respectively.

Item 3.02	Unregistered Sales of Equity Securities

The issuance of the Note to Warrant Holdings Sponsor has not been registered under the Securities Act in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act.

Item 7.01	Regulation FD Disclosure

On August 28, 2024, the Company issued a press release announcing the execution of the Business Combination Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference. Such exhibit and the information set forth therein will not be deemed to be filed for purposes of Section 18 of the Exchange Act, or otherwise be subject to the liabilities of that section, nor will it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act.

Attached as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference is an investor presentation relating to the Business Combination. Such exhibit and the information set forth therein will not be deemed to be filed for purposes of Section 18 of the Exchange Act, or otherwise be subject to the liabilities of that section, nor will it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act.

This Current Report on Form 8-K includes or incorporates by reference financial forecasts with respect to AFA’s and the Company’s projected financial results, including, but not limited to, Net Revenue, Operating Profit, General & Administrative Expense, EBITDA, Free Cash Flow, and certain ratios and other metrics derived therefrom, for AFA’s fiscal year 2024. These projections have been prepared by the Company for the purposes of the Company’s evaluation of the Business Combination and include data provided by AFA, AFA’s financial results to date, market data and other statistical information from third-party sources, including independent industry publications, government publications or other published independent sources, information obtained from AFA management, third-party consultants, customers, distributors, suppliers, trade and business organizations and publicly available information. Although the Company, AFA and NewCo believe these third-party sources are reliable as of their respective dates, none of the Company, AFA or NewCo nor any of their respective affiliates or representatives independently verified the accuracy or completeness of this information. Some data is also based on the Company’s, AFA’s and NewCo’s good faith estimates, which are derived from their respective investment professionals’ and/or management’s knowledge and experience in the industry and AFA’s review of internal sources and the third-party sources described above, as well as the Company’s understanding and expectations of AFA’s and NewCo’s business and expectations regarding pricing, industry trends and other relevant factors, based on discussions with AFA management, the Company’s experience with other similar businesses and the agriculture industry generally. None of the Company’s, NewCo’s or AFA’s independent auditors have audited, reviewed, studied, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in the investor presentation and this Current Report on Form 8-K, and accordingly, they did not express an opinion or provide any other form of assurance with respect thereto for the purpose of the investor presentation and this Current Report on Form 8-K. Such projections are forward-looking statements and are for illustrative purposes only and should not be relied upon as being necessarily indicative of future results. In the investor presentation and this Current Report on Form 8-K, certain of the abovementioned projected information has been provided for purposes of providing comparisons with historical data. The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. These assumptions include but are not limited to those related to market, weather, including natural disasters, and industry conditions, the impact of increasing competition on the businesses of the Company, AFA and NewCo, that AFA continues its operations in the normal course and that the Company, AFA and NewCo are able to continue their operations as expected, estimated shareholder redemptions in connection with the Business Combination and costs related to the Business Combination. A number of factors may affect these assumptions, including weather, crop and livestock yields, crop and livestock prices, livestock valuations, water entitlements, wool yields and prices, labor, damage to infrastructure, or regulatory changes. See also “Forward-Looking Statements” below and slide 2 in the investor presentation. Accordingly, there can be no assurance that the prospective results are indicative of the future performance of AFA, the Company or NewCo or that actual results will not differ materially from those presented in the prospective financial information. Inclusion of the prospective financial information in the investor presentation and this Current Report on Form 8-K should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved.

Item 8.01	Other Events

In connection with the Business Combination transaction, prior to the Closing, NewCo intends to opportunistically evaluate raising incremental capital via an equity or equity-linked PIPE financing by entering into subscription agreements (the “Subscription Agreements”) with one or more investors pursuant to which such investors (the “PIPE Investors”) will agree to purchase securities of NewCo in one or more private placements (the “Private Placements”) to be consummated in connection with the Closing. All proceeds will be used to support the Business Combination. The Company has engaged Citigroup Global Markets Inc. to act as placement agent for the potential Private Placements.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits. The following exhibits are filed with this Current Report on Form 8-K:

Exhibit Number	Description

2.1*	Business Combination Agreement, dated as of August 28, 2024, by and among Agriculture & Natural Solutions Acquisition Corporation, Agriculture & Natural Solutions Company Limited, Merino Merger Sub 1 Inc., Merino Merger Sub 2 Inc., Raymond T. Dalio in his capacity as Trustee of the Raymond T. Dalio Revocable Trust, Bell Group Holdings Pty Limited, Australian Food & Agriculture Company Limited and, solely with respect to Section 2.07 therein, Agriculture & Natural Solutions Acquisition Sponsor LLC

10.1	Sponsor Support Agreement, dated as of August 28, 2024, by and among Agriculture & Natural Solutions Acquisition Sponsor LLC, Agriculture & Natural Solutions Acquisition Warrant Holdings, LLC, Agriculture & Natural Solutions Acquisition Corporation, Australian Food & Agriculture Company Limited, Agriculture & Natural Solutions Company Limited, Raymond T. Dalio in his capacity as Trustee of the Raymond T. Dalio Revocable Trust and Bell Group Holdings Pty Limited

10.2	Promissory Note, dated as of August 28, 2024, issued by Agriculture & Natural Solutions Acquisition Corporation to Agriculture & Natural Solutions Acquisition Warrant Holdings, LLC

99.1	Press Release, dated August 28, 2024

99.2	Investor Presentation

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Certain schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule or exhibit will be furnished supplementally to the SEC upon request.

Legend Information

Forward-Looking Statements

This document includes certain statements that may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Forward-looking statements include, but are not limited to, statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements may include, for example, statements about the Company or AFA’s ability to effectuate the Business Combination; NewCo’s ability to become listed on a stock exchange; the benefits and financial outcome of the Business Combination and the use of proceeds therefrom; the future financial performance, strategy and plans of NewCo, including the Company’s objectives for NewCo following the Business Combination; AFA’s potential growth and branding opportunities, strategy, future operations, performance and prospects; performance of AFA’s management and staff and their continued involvement with AFA; NewCo’s management and staff and their participation in operations of NewCo; AFA’s and NewCo’s decarbonization potential and the impact of products, weather and decarbonization potential on financial performance; the availability of certain resources; expected participation from AFA’s shareholders; and the expected makeup of NewCo’s board of directors. These forward-looking statements are based on information available as of the date of this document, and current expectations, forecasts and assumptions, and involve a number of judgments, risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing the Company’s, AFA’s or NewCo’s views as of any subsequent date, and none of the Company, AFA or NewCo undertakes any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. None of NewCo, the Company or AFA gives any assurance that any of NewCo, the Company or AFA will achieve its expectations. You should not place undue reliance on these forward-looking statements. As a result of a number of known and unknown risks and uncertainties, NewCo’s actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include: (i) the ability of the parties to complete the Business Combination by the Company’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by the Company; (ii) the occurrence of any event, change or other circumstance that could give rise to the termination of the definitive agreements relating to the Business Combination; (iii) the outcome of any legal, regulatory or governmental proceedings that may be instituted against NewCo, the Company or AFA or any investigation or inquiry following announcement of the Business Combination, including in connection with the Business Combination; (iv) the inability to complete the Business Combination due to the failure to obtain approval of the Company’s shareholders or a failure to obtain confirmation from the Treasurer of the Commonwealth of Australia that the Commonwealth Government does not object to the Business Combination; (v) AFA’s and NewCo’s success in retaining or recruiting, or changes required in, their officers, key employees or directors following the Business Combination; (vi) the ability of the parties to obtain the listing of the NewCo Ordinary Shares and NewCo Warrants on the NYSE or another national securities exchange upon the Closing; (vii) the risk that the Business Combination disrupts current plans and operations of AFA as a result of the announcement and consummation of the transactions described herein; (viii) the ability to recognize the anticipated benefits of the Business Combination; (ix) unexpected costs related to the Business Combination , which may be affected by, among other things, competition and the ability of AFA to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its key employees; (x) the ability of the parties to consummate the Private Placements on the stated timeline; (xi) the use of proceeds from the Private Placements by the combined company; (xii) the risk that there will be insufficient cash raised through the Private Placements, or that the amount of redemptions by the Company’s public shareholders is greater than expected; (xiii) the management and board composition of NewCo following completion of the Business Combination; (xiv) limited liquidity and trading of NewCo’s securities; (xv) geopolitical risk and changes in applicable laws or regulations, including legal or regulatory developments (including, without limitation, accounting considerations) which could result in the need for AFA to restate its historical financial statements and cause unforeseen delays in the timing of the Business Combination and negatively impact the trading price of NewCo’s securities and the attractiveness of the Business Combination to investors; (xvi) the possibility that AFA may be adversely affected by other economic, business, and/or competitive factors; (xvii) operational risks; (xviii) the possibility that a pandemic or major disease disrupts AFA’s business; (xix) litigation and regulatory enforcement risks, including the diversion of management time and attention and the additional costs and demands on AFA’s resources; (xx) the risks that the consummation of the Business Combination is substantially delayed or does not occur, including the risk that the transaction may not be completed by the Company’s business combination deadline and the potential failure to obtain extensions of the business combination deadline if sought by the Company; and (xxi) other risks and uncertainties indicated from time to time in the proxy statement/prospectus relating to the Business Combination, including those under “Risk Factors” therein, and in the Company’s, AFA’s and NewCo’s other filings with the SEC. You are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made.

Additional Information about the Business Combination and Where to Find It

In connection with the Business Combination, the Company, NewCo and AFA intend to file the Registration Statement with the SEC, which will include a proxy statement of the Company in connection with the Company Shareholders Meeting and certain other related matters described in the Registration Statement. The Registration Statement, including the proxy statement/prospectus contained therein, will contain important information about the Business Combination and the other matters to be voted upon at the Company Shareholders Meeting. This communication does not contain all the information that should be considered concerning the Business Combination and other matters and is not intended to provide the basis for any investment decision or any other decision in respect of such matters. The Company, AFA and NewCo may also file other documents with the SEC regarding the Business Combination. INVESTORS AND SECURITY HOLDERS OF THE COMPANY AND OTHER INTERESTED PERSONS ARE URGED TO READ, WHEN AVAILABLE, THE REGISTRATION STATEMENT, INCLUDING THE PROXY STATEMENT/PROSPECTUS INCLUDED THEREIN, ANY AMENDMENTS THERETO AND DOCUMENTS INCORPORATED BY REFERENCE, AND ANY OTHER RELEVANT DOCUMENTS THAT WILL BE FILED WITH THE SEC IN CONNECTION WITH THE BUSINESS COMBINATION CAREFULLY AND IN THEIR ENTIRETY BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT NEWCO, AFA, THE COMPANY AND THE BUSINESS COMBINATION. After the Registration Statement is declared effective by the SEC, the Company will mail the definitive proxy statement/prospectus relating to the Business Combination to its shareholders as of the record date established for voting on the Business Combination.

Shareholders will also be able to obtain copies of the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus and other relevant materials in connection with the transaction without charge, once available, at the SEC’s website at www.sec.gov or by directing a request to: Agriculture & Natural Solutions Acquisition Corporation, 712 Fifth Avenue, 36th Floor, New York, NY 10019.

Participants in Solicitation

The Company, NewCo, AFA and their respective directors and executive officers and related persons may be deemed participants in the solicitation of proxies from the Company’s shareholders in connection with the Business Combination. The Company’s shareholders and other interested persons may obtain, without charge, more detailed information regarding the directors and officers of the Company and their direct or indirect interests therein in the Company’s Form 10-K filed with the SEC on March 28, 2024 (File No. 001-41861), including, without limitation, “Item 10. Directors, Executive Officers and Corporate Governance”, “Item 11. Executive Compensation”, “Item 12. Security Ownership of Certain Beneficial Owners and Management and Related Shareholder Matters” and “Item 13. Certain Relationships and Related Transactions, and Director Independence”. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to the Company’s shareholders in connection with the Business Combination and other matters to be voted upon at the Company Shareholders Meeting will be set forth in the proxy statement/prospectus for the Business Combination when available. You may obtain free copies of these documents as described above.

No Offer or Solicitation

This document shall not constitute a “solicitation” of a proxy, consent, or authorization, as defined in Section 14 of the Exchange Act, with respect to any securities or in respect of the Business Combination. This document also does not constitute an offer, or a solicitation of an offer, to buy, sell, or exchange any securities, investment or other specific product, or a solicitation of any vote or approval, nor shall there be any offer, sale or exchange of securities, investment or other specific product in any jurisdiction in which such offer, solicitation or sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities will be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act or an exemption therefrom.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGRICULTURE & NATURAL SOLUTIONS ACQUISITION CORPORATION

Date: August 29, 2024	By:	/s/ Thomas Smith
	Name:	Thomas Smith
	Title:	Chief Financial Officer, Chief Accounting Officer and Secretary

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